Exhibit 10.34

EXECUTION VERSION

SIXTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This Sixth Amended and Restated Stockholders Agreement (this “Agreement”) is entered into as of the 1st day of April, 2009, by and among FleetCor Technologies, Inc., a Delaware corporation (the “Company”), the persons identified on Exhibit A hereto under the heading entitled “Common Investors” (collectively referred to as the “Common Investors” and individually as a “Common Investor”), the persons identified on Exhibit A hereto under the heading entitled “Preferred Investors” (collectively referred to as the “Preferred Investors” and individually as a “Preferred Investor”), and each person who shall, after the date hereof, acquire shares of the Company’s capital stock, and join in and become a party to this Agreement by executing and delivering to the Company an Instrument of Accession in the form of Exhibit B hereto or otherwise. The Common Investors and the Preferred Investors are collectively referred to as the “Investors.”

WHEREAS, on or about the date hereof, the Company shall issue an aggregate of 3,400,000 shares of the Company’s Series E Convertible Preferred Stock, $0.001 par value per share (the “Series E Preferred Stock”), to Summit Partners Private Equity Fund VII-A, L.P., Summit Partners Private Equity Fund VII-B, L.P., Summit Subordinated Debt Fund II, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., Summit Investors VI, L.P., Advent Partners III Limited Partnership, Advent Central & Eastern Europe III Limited Partnership, Advent Central & Eastern Europe III - A Limited Partnership, Advent Central & Eastern Europe III - B Limited Partnership, Advent Central & Eastern Europe III - C Limited Partnership, Advent Central & Eastern Europe III - D Limited Partnership, Advent Central & Eastern Europe III - E Limited Partnership, Advent Partners ACEE III Limited Partnership, Advantage Capital Partners VI, Limited Partnership, Advantage Capital Partners X, Limited Partnership., Advantage Capital Management Fund, LLC, Advantage Capital Financial Company, LLC, Wm. B. Reily & Company, Inc., Nautic Partners V, L.P., Kennedy Plaza Partners III, LLC, Peter Vallis, Performance Direct Investments II, L.P., JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pools PMI -127, 128, 129 and 130, HarbourVest Partners VIII-Buyout Fund L.P. and HarbourVest Partners 2007 Direct Fund L.P. (collectively, the “Series E Purchasers”) pursuant to the terms of a Series E Convertible Preferred Stock Purchase Agreement (the “Series E Purchase Agreement”), dated as of April 1st, 2009, between the Company and the Series E Purchasers;

WHEREAS, as of the date hereof, after giving effect to the transactions contemplated by the Series E Purchase Agreement, each Investor shall hold that number of shares of Series E Preferred Stock, Series D Preferred Stock, $0.001 par value per share of the Company (the “Series D Preferred Stock”) and/or Common Stock, $0.001 par value per share of the Company (the “Common Stock”) set forth opposite such Investor’s name on Exhibit A hereto;

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WHEREAS, it is a condition to the closing of the transactions contemplated by the Series E Purchase Agreement that the Fifth Amended and Restated Stockholders Agreement dated as of December 19, 2006 (the “Original Agreement”) be amended and restated in its entirety as set forth herein; and

WHEREAS, the Required Preferred Investors under the Original Agreement may amend the Original Agreement on behalf of all of the Investors (provided, that, any such amendment does not adversely affect any Investor in a manner different from the effect upon the Required Preferred Investors approving such amendment).

NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties’ desire to provide for voting of their Shares and for continuity of ownership of the Company to further the interests of the Company and its present and future stockholders, the signatories hereto, constituting the “Required Preferred Investors” under the Original Agreement, hereby agree that the Original Agreement is hereby amended and restated in its entirety as follows:

1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

(a) “Advantage” shall mean and refer to Advantage Capital Partners V Limited Partnership, Advantage Capital Partners VI Limited Partnership, Advantage Capital Partners VIII Limited Partnership, Advantage Capital Partners X Limited Partnership, Advantage Capital Financial Company, LLC and Advantage Capital Management Fund, LLC.

(b) “Advent” shall mean Advent Partners III Limited Partnership, Advent Central & Eastern Europe III Limited Partnership, Advent Central & Eastern Europe III - A Limited Partnership, Advent Central & Eastern Europe III - B Limited Partnership, Advent Central & Eastern Europe III - C Limited Partnership, Advent Central & Eastern Europe III - D Limited Partnership, Advent Central & Eastern Europe III - E Limited Partnership and Advent Partners ACEE III Limited Partnership and/or their respective Affiliates.

(c) “Affiliate” means, with respect to any Person, any entity directly or indirectly Controlling, Controlled by or under common Control with such Person and the stockholders, partners, members, officers, directors and managers of such Person. For the purposes of this Section 1(c), “Control” (including with correlative meanings, the terms “Controlling,” “Controlled by” and “under common Control with”), as used with respect to any entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction or the management and policies of such entity, whether through the ownership of voting securities or by contract or otherwise.

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(d) “Agreed Price” shall have the meaning set forth in Section 10(b).

(e) “Agreement” shall have the meaning set forth in the first paragraph.

(f) “Audit Committee” shall have the meaning set forth in Section 8(b).

(g) “Bain” shall mean and refer to Bain Capital Fund VIII, LLC, BCIP Associates III, LLC, BCIP T Associates III, LLC, BCIP Associates III-B, LLC, BCIP T Associates III-B, LLC, BCIP Associates-G and RGIP, LLC and/or their respective Affiliates.

(h) “Bain Independent Director” shall have the meaning set forth in Section 7(a).

(i) “Bain Non-Independent Directors” shall have the meaning set forth in Section 7(a).

(j) “Charter” shall have the meaning set forth in Section 6.

(k) “Code” shall have the meaning set forth in Section 3(f).

(l) “Common Investor” and “Common Investors” shall have the meaning set forth in the first paragraph.

(m) “Company” shall have the meaning set forth in the first paragraph.

(n) “Common Stock” shall have the meaning set forth in the recitals.

(o) “Company Sale Notice” shall have the meaning set forth in Section 11(a).

(p) “Company Sale Transaction” shall mean a sale of the Company, whether (a) pursuant to (i) a sale by the equity holders of the Company of all of the capital stock and other equity securities of the Company, (ii) a merger of the Company with another entity, (iii) a sale of all or substantially all of the assets of the Company or (b) otherwise.

(q) “Compensation Committee” shall have the meaning set forth in Section 8(a).

(r) “ERISA” shall have the meaning set forth in Section 3(f).

(s) “HarbourVest” shall mean and refer to HarbourVest Partners VIII-Buyout Fund L.P. and HarbourVest Partners 2007 Direct Fund L.P.

(t) “Investors” shall have the meaning set forth in the first paragraph.

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(u) “Major Investor” shall mean each of Bain, Summit, Advantage, Performance Equity, Nautic, Chestnut Hill Fuel LLC, Advent, Peter Vallis, Wm. B. Reily & Company, Inc. and HarbourVest, in each case, alone or together with one or more of its Affiliates.

(v) “Management Rights Letter Agreements” shall mean that certain letter agreement between the Company and Bain, dated June 29, 2006 and that certain letter agreement between the Company and Summit, dated as of the date hereof.

(w) “Material Adverse Effect” shall mean a material and adverse effect on the assets, liabilities, properties, business, results of operation, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

(x) “Nautic” shall mean and refer to Nautic Partners V, L.P. and Kennedy Plaza Partners III, LLC.

(y) “Offer” shall have the meaning set forth in Section 3(a).

(z) “Offered Shares” shall have the meaning set forth in Section 3(a).

(aa) “Offerree Notice” shall have the meaning set forth in Section 3(b).

(bb) “Offerrees” shall have the meaning set forth in Section 3(a).

(cc) “Original Agreement” shall have the meaning set forth in the recitals.

(dd) “Performance Equity” shall mean and refer to Performance Direct Investments II, L.P. and JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pools PMI-127, 128, 129 and 130.

(ee) “Permitted Transferees” shall have the meaning set forth in Section 2(a).

(ff) “Person” shall mean an individual, corporation, partnership, association, joint stock, limited liability or other company, joint venture, business trust, trust or unincorporated organization or government agency or any agency or political subdivision thereof, or other entity.

(gg) “Preemptive Purchase Period” shall have the meaning set forth in Section 6.

(hh) “Preferred Investor” or “Preferred Investors” shall have the meaning set forth in the first paragraph.

(ii) “Pro Rata Fraction” shall have the meaning set forth in Section 3(b).

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(jj) “Proposed Transferee” shall have the meaning set forth in Section 3(a).

(kk) “Registration Rights Agreement” shall have the meaning set forth in Section 2(b).

(ll) “Required Preferred Investors” shall mean the holders of at least sixty percent (60%) of the outstanding shares of Series D Preferred Stock and Series E Preferred Stock at the time of the proposed action or consent, voting together as a single class; provided, however, that, (a) so long as Summit owns at least 50% of the shares of Series D Preferred Stock held by Summit as of the date hereof, any action requiring the consent of the Required Preferred Investors shall also require the consent of a majority of the shares of Series D Preferred Stock held by Summit at the time of the proposed action or consent, voting together as a single class, (b) so long as Summit owns at least 50% of the Series E Preferred Stock held by Summit as of the date hereof, any action requiring the consent of the Required Preferred Investors shall also require the consent of a majority of Series E Preferred Stock held by Summit at the time of the proposed action or consent, voting together as a single class, and (c) so long as Bain owns at least 50% of the shares of Series D Preferred Stock held by Bain as of the date hereof, any action requiring the consent of the Required Preferred Investors shall also require the consent of a majority of the shares of Series D Preferred Stock held by Bain at the time of the proposed action or consent, voting together as a single class.

(mm) “Requisite Stockholders” shall have the meaning set forth in Section 10(b).

(nn) “Sale Election” shall have the meaning set forth in Section 10(b).

(oo) “Sale Notice” shall have the meaning set forth in Section 10(b).

(pp) “Selling Investor” shall have the meaning set forth in Section 3(a).

(qq) “Series D Preferred Stock” shall have the meaning set forth in the Charter.

(rr) “Series D-4 Preferred Stock” shall have the meaning set forth in the Charter.

(ss) “Series E Preferred Stock” shall have the meaning set forth in the recitals.

(tt) “Series E Purchase Agreement” shall have the meaning set forth in the recitals.

(uu) “Series E Purchasers” shall have the meaning set forth in the recitals.

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(vv) “Shares” shall mean and include all capital stock (and all warrants exercisable for any capital stock) of the Company now owned (beneficially or of record) or controlled or hereafter acquired by any Investor.

(ww) “Specified Investor” shall mean each of Summit and Bain.

(xx) “Stock” shall mean and include all securities of the Company.

(yy) “Summit” shall mean and refer to Summit Partners Private Equity Fund VII-A, L.P., Summit Partners Private Equity Fund VII-B, L.P., Summit Subordinated Debt Fund II, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., Summit Investors VI, L.P., Summit VI Advisors Fund, L.P., Summit VI Entrepreneurs Fund, L.P., Summit Ventures VI-A, L.P., and Summit Ventures VI-B, L.P. and/or their respective Affiliates.

(zz) “Summit Independent Director” shall have the meaning set forth in Section 7(a).

(aaa) “Summit Non-Independent Directors” shall have the meaning set forth in Section 7(a).

2. Prohibited Transfers.

(a) No Investor shall sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his, her or its Shares without the prior written consent of the Required Preferred Investors except to, or in favor of, the Company. Notwithstanding the foregoing sentence, Advantage shall not be prohibited from maintaining any pledges of its Shares that it had in place as of December 19, 2006; provided, that, the beneficiary of the Shares so pledged must, as a condition precedent to foreclosing upon or taking other remedies with respect to such pledge, agree in writing with the Company and Advantage, for the benefit of all Investors, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were Advantage and any foreclosure upon, taking of remedies with respect to, or purported transfer of, such Shares in violation hereof shall be null and void. Notwithstanding anything to the contrary contained in this Agreement, (i) each Investor who is an individual may transfer, without the necessity of prior approval, all or any of his or her Shares by way of gift to his or her spouse, to any of his or her lineal descendants or ancestors, to any trust for the benefit of any one or more of such Investor, his or her spouse or his or her lineal descendants or ancestors, or to a charitable remainder trust (provided such Investor retains a life interest in the Shares transferred to such charitable remainder trust), (ii) each Investor who is an individual may transfer all or any of his Shares by will or the laws of descent and distribution, (iii) each Investor which is a trust, family limited partnership or similar entity created solely for the benefit of any individual and his or her spouse, siblings and lineal ancestors and

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descendents, may transfer all or any of its Shares to such individual and/or his or her spouse, siblings, lineal ancestors and descendents, (iv) each Investor which is a fund or other business entity may transfer all or any of its Shares to any fund or other business entity (A) under common control with such Investor or (B) which controls such Investor or is controlled by such Investor, (v) each Investor which is a trust may transfer all or any of its Shares to any successor trust or successor trustee, (vi) in connection with any sale by any Investor of Shares which has been approved by the Required Preferred Investors, each other Investor may transfer all or any Shares of such other Investor pursuant to the exercise of such other Investor’s “tag-along” rights under Section 4 or 5, as applicable, and (vii) any sales of Shares pursuant to Section 10 or Section 11 may be made without regard to the restrictions contained in this Agreement; provided that any such transferee under clause (i), (ii), (iii), (iv), or (v) of this Section 2(a) (referred to herein as “Permitted Transferees”) and all other transferees of Shares not already a party to this Agreement shall agree in writing with the Company and the transferor Investor, for the benefit of all of the Investors, as a condition to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were such Investor transferring such Shares.

(b) In addition to the foregoing, if requested by the underwriters and the Company’s Board of Directors for any underwritten public offering of securities of the Company, each Investor who is not a party to that certain Sixth Amended and Restated Registration Rights Agreement, dated as of the date hereof, as amended (the “Registration Rights Agreement”), among the Company and certain Investors shall agree not to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of his, her or its Shares, without the written consent of such underwriters, for a period of not more than (i) 180 days following the effective date of the registration statement relating to the initial public offering of securities of the Company and (ii) ninety (90) days following the effective date of the registration statement relating to any subsequent underwritten public offering of securities of the Company. This Section 2(b) shall expressly survive a termination of this Agreement pursuant to Section 15(a) hereof.

3. Right of First Refusal on Dispositions.

(a) If at any time any Investor other than Bain or Summit (the “Selling Investor”) desires to sell or otherwise transfer all or any part of his, her or its Shares pursuant to a bona fide offer from a third party (the “Proposed Transferee”), other than sales subject to the provisions of Section 5 or Section 10 hereof, such Selling Investor shall, following the receipt of the prior written consent of the Requisite Preferred Investors, submit a written offer (the “Offer”) to the Company and to the Investors other than the Selling Investor (the “Offerees”), to sell such Shares (the “Offered Shares”) to the Company and the Offerees on terms and conditions, including price, not less favorable than those on which such Selling Investor proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the

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number of Offered Shares proposed to be sold, the total number of Shares owned by such Selling Investor, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state (i) that the Company may acquire, in accordance with the provisions of this Agreement, any of the Offered Shares for the price and upon the other terms and conditions set forth therein, (ii) if all such Offered Shares are not purchased by the Company, the Offerees may purchase any of the Offered Shares not purchased by the Company for the price and upon the other terms and conditions set forth therein, and (iii) if all of the Offered Shares are not purchased by the Company and the Offerees, the Major Investors may exercise their rights provided pursuant to Section 4 hereof.

(b) The Company has fifteen (15) business days to accept the Offer. In the event that (i) the Company does not give notice within fifteen (15) business days of receipt of the Offer of its intention to purchase all of the Offered Shares or (ii) gives notice to the Selling Investor of its intention to acquire less than all of the Offered Shares, the Company and the Selling Investor shall give notice to the Offerees (a “Offeree Notice”), each Offeree shall have the right to purchase that number of Offered Shares not purchased by the Company as shall be equal to the number of such Offered Shares multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (on an as converted, as exercised basis) then owned by such Offeree and the denominator of which shall be the aggregate number of shares of Common Stock (on an as converted, as exercised basis) then owned by all of the Offerees. The amount of such Offered Shares that each Offeree is entitled to purchase under this Section 3(b) shall be referred to as its “Pro Rata Fraction.” Notwithstanding anything herein to the contrary, in the event that, if not for this sentence, Summit’s Pro Rata Fraction would be greater than Bain’s Pro Rata Fraction, the Investor’s respective Pro Rata Fraction shall be calculated as if Bain owned the same number of shares of Common Stock (on an as converted, as exercised basis) as Summit; provided that, with respect to such calculation, Summit’s ownership of any shares of Series E Preferred Stock (or Common Stock issuable upon conversion thereof) shall not be counted for purposes of determining Bain’s new Pro Rata Fraction.

(c) The Offerees shall have a right of oversubscription such that if any Offeree fails to accept the Offer as to its full Pro Rata Fraction, the remaining Offerees shall, among them, have the right to purchase up to the balance of the remaining Offered Shares not so purchased. The Offerees may exercise such right of oversubscription by accepting the Offer for the remaining Offered Shares as to more than their Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of the Offered Shares available in respect of such oversubscription privilege, the oversubscribing Investors shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves.

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(d) Those Offerees who desire to purchase all or any part of the remaining Offered Shares shall communicate in writing their election to purchase to the Selling Investor, which communication shall state the number of remaining Offered Shares said Offerees desire to purchase and shall be provided to the Selling Investor within ten (10) business days of the date of the Offeree Notice. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the aforesaid limitations as to the right of the Offerees to purchase more than their Pro Rata Fraction). Sales of such Offered Shares to be sold to the Company and the Offerees pursuant to this Section 3 shall be made at the offices of the Company within sixty (60) days following the date the Offer was made.

(e) The right of first refusal pursuant to this Section 3 shall not apply with respect to sales of Shares by an Investor to a Permitted Transferee.

(f) To the extent that compliance with the right of first refusal obligations set forth in this Section 3 would result in a non-exempt “prohibited transaction” within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Internal Revenue Code (the “Code”) by First Plaza Group Trust or any successor thereto or permitted assignee or transferee thereof (together “First Plaza Group Trust”), the right of first refusal set forth in this Section 3 shall not apply to such proposed sale or other transfer by First Plaza Group Trust; provided, however, First Plaza Group Trust shall not effect such proposed sale or other transfer without the prior written consent of the Board of Directors.

4. Major Investors’ Right of Participation in Sales.

(a) If, following compliance with the provisions of Section 3, the Company, the Offerees or both do not purchase all of the Offered Shares and the Selling Investor desires to sell such remaining Offered Shares to the Proposed Transferee, then each Major Investor shall have the right to sell to the Proposed Transferee, as a condition to such sale by such Selling Investor, at the same price per share and on the same terms and conditions as involved in such sale by such Selling Investor, a pro rata portion of the amount of Shares proposed to be sold to the Proposed Transferee; provided, however, that such right shall not apply to any sale or transfer to the Company or the Investors pursuant to Section 3. The “pro rata portion” of Shares which the Major Investor shall be entitled to sell to the Proposed Transferee shall be that number of Shares as shall equal the number of Shares proposed to be sold to the third party by such Selling Investor multiplied by a fraction, the numerator of which is the aggregate of all shares of Common Stock (on an as converted, as exercised basis) which are then held by the Major Investor wishing to participate in the sale, and the denominator of which is the aggregate number of all shares of Common Stock (on an as converted, as exercised basis) which are then held by all Major Investors wishing to participate in any sale under this Section 4 plus the Shares held by the Selling Investor.

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(b) If the Selling Investor wishes to make a sale to a Proposed Transferee which is subject to this Section 4, the Selling Investor shall, after complying with the provisions of Section 3, give to each Major Investor notice of such proposed sale, and stating that all Offered Shares were not purchased pursuant to the Offer as discussed in Section 3. Such notice shall be given at least twenty (20) business days prior to the date of the proposed sale to the Proposed Transferee. Each Major Investor wishing to so participate in any sale under this Section 4 shall notify the Selling Investor in writing of such intention within fifteen (15) business days after such Major Investor’s receipt of the notice described in the preceding sentence.

(c) The Selling Investor and each participating Major Investor shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, any part of such remaining Offered Shares proposed to be sold by them at the price and on the terms contained in the Offeree Notice; provided, however, that any purchase of less than all of such remaining Offered Shares by the Proposed Transferee shall be made from the Selling Investor and each participating Major Investor pro rata based upon the relative number of the Shares that the Selling Investor and each participating Major Investor is otherwise entitled to sell pursuant to Section 4(a).

(d) If any Shares are sold pursuant to this Section 4 to any Person who is not a party to this Agreement, such Person shall execute a counterpart of this Agreement, agreeing to be treated as an “Investor” for the purposes of this Agreement, as a precondition to the purchase of such Shares and such Shares shall continue to be subject to the provisions of this Agreement.

(e) To the extent that the Company and the Major Investors do not elect in full to exercise their rights pursuant to Sections 3 and 4, the Selling Investor may transfer, subject to compliance with Section 4(d), all, but not less than all, of the remaining Offered Shares to the Proposed Transferee within sixty (60) days at the price and on the terms contained in the Offeree Notice. Any remaining Offered Shares not so sold within such 60-day period shall be subject to the requirements of a prior offer pursuant to Sections 3 and 4, as applicable.

(f) The right to participate in sales pursuant to this Section 4 shall not apply with respect to sales of Shares by an Investor to a Permitted Transferee.

5. Investors’ Right of Participation in Certain Sales.

(a) If at any time prior to the initial public offering of the Company’s equity securities pursuant to a registration statement declared effective by the Securities and Exchange Commission, one or more of the Major Investors desire to sell at least a majority of the Shares held by all Major Investors (on an as converted, as exercised basis) to any third party (which, for purposes of clarification, shall not include the Company) (which sale shall require prior written consent of the Required Preferred Investors), then each other Investor

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shall have the right to sell to the third party (without written consent of the Required Preferred Investors), as a condition to such sale by the Major Investors, at the same price per share and on the same terms and conditions as involved in such sale by the Major Investors, a pro rata portion of the amount of Shares proposed to be sold to the third party. The “pro rata portion” of Shares which each other Investor shall be entitled to sell to the third party shall be that number of Shares as shall equal the number of Shares (on an as converted, as exercised basis) proposed to be sold to the third party by the Major Investors desiring to sell multiplied by a fraction, the numerator of which is the aggregate of all Shares (on an as converted, as exercised basis) which are then held by the Investor wishing to participate in the sale, and the denominator of which is the aggregate of all Shares (on an as converted, as exercised basis) which are then held by all Investors wishing to participate in any sale under this Section 5 plus the Shares held by the Major Investors desiring to sell.

(b) If any of the Major Investors wishes to make a sale to a third party which is subject to this Section 5, such Major Investor shall give to the Company and each other Investor notice of such proposed sale. Such notice shall be given at least thirty (30) days prior to the date of the proposed sale to the third party. Each Investor wishing to so participate in any sale under this Section 5 shall notify the Major Investors desiring to sell in writing of such intention within fifteen (15) business days after such Investor’s receipt of the notice described in the preceding sentence.

(c) The participating Major Investors and each participating other Investor shall sell to the third party all, or at the option of the third party, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the third party than those in the notice provided by the participating Major Investors under subparagraph (b) above; provided, however, that any purchase of less than all of such Shares by the third party shall be made from the participating Major Investors and each participating other Investor pro rata based upon the relative number of the Shares that the participating Major Investors and each participating other Investor is otherwise entitled to sell pursuant to Section 5(a).

(d) If any Shares are sold pursuant to this Section 5 to any Person who is not a party to this Agreement, such Person shall execute a counterpart of this Agreement, agreeing to be treated as an “Investor” for the purposes of this Agreement, as a precondition to the purchase of such Shares and such Shares shall continue to be subject to the provisions of this Agreement.

(e) If no Investor elects to exercise his, her or its rights pursuant to Section 5, the participating Major Investors may transfer, subject to compliance with Section 5(d), the Shares proposed to be sold by them to the third party within sixty (60) days on terms and conditions no more favorable than outlined in the notice to the other Investors. Any remaining Shares not sold within such 60-day period shall be subject to the requirements of a prior offer pursuant to Sections 3, 4 and 5 hereof, as applicable.

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(f) The right to participate in sales pursuant to this Section 5 shall not apply with respect to sales of Shares by a Major Investor to a Permitted Transferee.

6. Preemptive Rights. The Company shall, prior to any proposed issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to each Major Investor by written notice the right, for a period of ten (10) business days (the “Preemptive Purchase Period”), to purchase for cash at an amount equal to the price or other consideration for which such securities are to be issued, a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such securities that are so convertible, exercisable or exchangeable), such Major Investor will continue to maintain his, her or its same proportionate equity ownership in the Company as of the date of such notice (treating each Major Investor, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to such Major Investor upon conversion, exercise and exchange of all securities (including but not limited to the Series D Preferred Stock and Series E Preferred Stock) held by such Major Investor on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock and assuming the like conversion, exercise and exchange of all such other securities held by other Persons); provided, however, that the rights of the Major Investors pursuant to this Section 6 shall not apply to securities issued (A) upon conversion of any shares of Series D Preferred Stock and Series E Preferred Stock, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) pursuant to subscriptions, warrants, options, convertible securities, or other rights which are listed in Schedule I as being outstanding on the date of this Agreement, (D) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity which is not an Affiliate of an Investor and provided that the transaction is approved by the Required Preferred Investors as required pursuant to the Company’s Sixth Amended and Restated Certificate of Incorporation (as amended and restated or supplemented from time to time, the “Charter”), (E) pursuant to a firm commitment underwritten public offering, (F) to directors, officers, employees or consultants of the Company pursuant to the Company’s stock plans (or securities issued or issuable upon exercise thereof) as may be approved from time to time by the Compensation Committee of the Company’s Board of Directors and, if applicable, by the Required Preferred Investors as required pursuant to the Charter, and (G) upon the exercise of any security described in paragraphs (A) through (F) of this proviso. The Company’s written notice to the Major Investors shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. Each Major Investor may accept the Company’s offer as to the full number of securities offered to him, her or it or any lesser number, by written notice thereof given to the Company prior to the expiration of the aforesaid ten (10) business day period, in which event the Company shall promptly sell and such Major Investor shall promptly, and in

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any event within fifteen (15) business days, buy, upon the terms specified, the number of securities agreed to be purchased by such Major Investor. Subject to the last sentence of this Section 6, the Company shall be free at any time prior to 120 days after the date of its notice of offer to the Major Investors, to offer and sell to any third party or parties the remainder of such securities proposed to be issued by the Company (including but not limited to the securities not agreed by the Major Investors to be purchased by them), at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Major Investors. If such third party sale or sales are not consummated within such 120-day period, however, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 6. Notwithstanding anything herein to the contrary, for purposes of this Section 6, in the event that, if not for this sentence, the amount of any securities that Summit would be entitled to purchase pursuant to this Section 6 in connection with any issuance of securities by the Company is greater than the amount of securities that Bain would be entitled to purchase in connection with such issuance, then the amount of securities that the Major Investors shall be entitled to purchase in connection with such issuance shall be calculated as if Bain owned the same number of shares of Common Stock (on an as converted, as exercised basis) as Summit; provided that, with respect to such calculation, Summit’s ownership of any shares of Series E Preferred Stock (or Common Stock issuable upon conversion thereof) shall not be counted for purposes of determining Bain’s new Pro Rata Fraction. Notwithstanding anything in this Agreement to the contrary, any Major Investor shall be permitted to assign its rights under this Section 6 to an Affiliate of such Major Investor, provided that any such assignee not already a party to this Agreement shall agree in writing with the Company and such Major Investor, for the benefit of all of the Investors, as a condition to such assignment, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were such Major Investor. Notwithstanding anything to the contrary in this Section 6, in the event (x) the Company proposes to issue securities for the purpose of financing an acquisition by the Company or any of its subsidiaries of any other entity whose principal place of business is located in a European country, which opportunity is identified and brought to the attention of the Company by Advent, and (y) any Major Investor does not exercise its right to purchase such amount of securities as it is entitled to purchase under this Section 6 within the Preemptive Purchase Period, then, for a period of ten (10) business days after the end of the Preemptive Purchase Period, Advent will have the right to purchase for cash up to fifty percent (50%) of the total amount of securities that all Major Investors have chosen not to purchase, which may be exercised by written notice thereof given to the Company prior to the expiration of the aforesaid ten (10) business day period, in which event the Company shall promptly sell and Advent shall promptly, and in any event within fifteen (15) business days, buy, upon the terms specified, the number of securities agreed to be purchased by Advent; provided that in the event there is a dispute among the Major Investors regarding the fulfillment of condition (x), such dispute shall be determined in the sole judgment of the chief executive officer of the Company.

7. Election of Directors. At each annual meeting of the stockholders of the Company, and at each special meeting of the stockholders of the Company called for the purpose of electing directors of the Company, and at any time at which stockholders of

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the Company shall have the right to, or shall, vote for directors of the Company, then, and in each event, the Investors shall vote all Shares owned by them and entitled to vote thereon for the election of a Board of Directors consisting of ten (10) directors, and for the persons designated in the manner provided below:

(a) Preferred Stock Directors. Of the three (3) directors to be elected by the holders of Series D-3 Convertible Preferred Stock of the Company, voting separately as a class, (i) two (2) persons shall be designated by Summit (currently being Bruce Evans and John Carroll), for so long as Summit continues to hold at least 50% of the shares of Series D Preferred Stock and Series E Preferred Stock, together on an as-converted basis, held by Summit as of the date hereof or the shares of Common Stock issued upon conversion thereof (the “Summit Non-Independent Directors”), and (ii) one (1) person shall be a qualified, outside, independent director designated by Summit (currently being Glenn Marschel), for so long as Summit continues to hold at least 50% of the shares of Series D Preferred Stock and Series E Preferred Stock, together on an as-converted basis, held by Summit as of the date hereof or the shares of Common Stock issued upon conversion thereof (the “Summit Independent Director”). Of the four (4) directors to be elected by the holders of Series D-4 Convertible Preferred Stock of the Company, voting separately as a class, (A) two (2) persons shall be designated by Bain (currently being Andrew Balson and Craig Boyce), for so long as Bain continues to hold at least 50% of the shares of Series D Preferred Stock held by Bain as of the date hereof or the shares of Common Stock issued upon conversion thereof (the “Bain Non-Independent Directors”), (B) one (1) person shall be a qualified, outside, independent director designated by Bain (currently being Mark Johnson), for so long as Bain continues to hold at least 50% of the shares of Series D Preferred Stock held by Bain as of the date hereof or the shares of Common Stock issued upon conversion thereof (the “Bain Independent Director”) and (C) one (1) person shall be designated by Advent (and shall initially be Chris Mruck), for so long as Advent continues to hold at least 50% of the shares of Series D Preferred Stock and the Series E Preferred Stock, together on an as-converted basis, held by Advent as of the date hereof or the shares of Common Stock issued upon conversion thereof (the “Advent Director”). The one (1) director to be elected by the holders of Series D Preferred Stock, voting separately as a class, shall be the Chief Executive Officer of the Company (currently being Ronald F. Clarke) or, if there shall be no Chief Executive Officer, shall be designated by the Required Preferred Investors.

(b) Common Stock and Preferred Stock Directors. Two (2) directors shall be elected by a majority vote of the Common Stock, the Series D Preferred Stock and the Series E Preferred Stock voting together as a single class on an as converted basis (and shall initially be John Berylson and Steven Stull). Bain and Summit hereby agree to vote their Shares in favor of the representative nominated by Chestnut Hill Fuel, LLC (who initially shall be John Berylson) as long as Chestnut Hill Fuel, LLC owns in excess of 10% of the Shares.

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(c) Removal and Replacement of Directors. Any director of the Company designated pursuant to Sections 7(a) and 7(b) above may be removed at any time, either for or without cause, upon and only upon the vote or written consent of the stockholders entitled to designate such director. In the case of any vacancy in the office of a director elected by the holders of any of the Company’s capital stock voting as a separate class or together as a single class pursuant to Sections 7(a) or 7(b) hereof, then the holders of such class shall have the exclusive right to elect a successor or successors to hold office for the unexpired term of the director or directors whose office or offices shall be vacant.

(d) Advent Board Observer. In addition to the Advent Director, Advent shall be entitled to designate one (1) person to act as a board observer (the “Advent Observer”). The Advent Observer shall be entitled to participate (as a non-voting member) in all meetings of the Company’s Board of Directors and shall receive the same notice of meetings and board materials as are given to the other members of the Company’s Board of Directors. Advent shall be entitled at any time and from time to time, by giving written notice thereof to the Company’s Board of Directors, to remove and replace the Advent Observer with another person designated by Advent. Notwithstanding any provision of this Section 7(d), the Company shall have the right to exclude the Advent Observer from access to any meeting or portion thereof or any material (i) if the Company believes upon written advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege to protect proprietary information or for other similar reasons or (ii) at the sole discretion of the Chairman of the Company’s Board of Directors.

8. Board Committees; Board Matters. The Investors shall take all actions, including without limitation, the voting of all their Shares, to cause the provisions of this Section 8 to be satisfied.

(a) Compensation Committee. There shall be established at all times during the term of this Agreement a Compensation Committee of the Board of Directors (the “Compensation Committee”) which shall be comprised of four (4) directors as follows: one (1) of whom shall be one of the Summit Non-Independent Directors, as selected by Summit; one (1) of whom shall be one of the Bain Non-Independent Directors, as selected by Bain; one (1) of whom shall be one of either the Summit Independent Director or the Bain Independent Director, as selected by the Company’s Chief Executive Officer and approved by Bain and Summit; and one (1) of whom shall be one of the directors designated pursuant to Section 7(b). The Compensation Committee will (i) determine the compensation of all senior employees and consultants of the Company (including salary, bonus, equity participation and benefits) consistent with compensation of companies similar to the Company and (ii) approve the grants of any options under the Company’s stock plans; provided that no member of the Compensation Committee may vote on his own compensation or option grant. The compensation of senior employees and consultants shall be reviewed by the

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Compensation Committee on an annual basis. The decision by a majority of the disinterested members of the Compensation Committee will control the Compensation Committee’s actions.

(b) Audit Committee. There shall be established at all times during the term of this Agreement an Audit Committee of the Board of Directors (the “Audit Committee”) which shall be comprised of four (4) directors as follows: one (1) of whom shall be one of the Summit Non-Independent Directors, as selected by Summit; one (1) of whom shall be one of the Bain Non-Independent Directors, as selected by Bain; one (1) of whom shall be one of either the Summit Independent Director or the Bain Independent Director, as selected by the Company’s Chief Executive Officer and approved by Bain and Summit; and one (1) of whom shall be one of the directors designated pursuant to Section 7(b). The Audit Committee shall determine the Company’s audit policies, review audit reports and recommendations made by the Company’s internal audit staff and its independent auditors, meet with the Company’s independent auditors, oversee the independent auditors, and recommend the Company’s engagement of independent auditors. The decision by a majority of the disinterested members of the Audit Committee will control the Audit Committee’s actions.

(c) Additional Committees. The formation and composition of any new committee of the Board of Directors shall be unanimously approved by (1) the Bain Non-Independent Directors and (2) the Summit Non-Independent Directors. Each of Bain and Summit shall be permitted to designate one (1) director to serve on the Acquisition Committee.

(d) Compensation. The Company shall reimburse the directors and any representative designated pursuant to Section 8(f) below for all reasonable travel expenses incurred to attend and observe all meetings of the Board of Directors.

(e) Indemnification. The Company shall indemnify the directors designated under Section 8 against liability and absolve all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

(f) Observation Right. The Company shall permit each Major Investor who does not otherwise have an Affiliate designated as a director to have one (1) representative attend each meeting of the Board of Directors of the Company and each meeting of any committee thereof; provided, however, that the Series E Purchasers together shall have the right to only one such observer as a result of their status as Series E Purchasers, which such observer shall be determined by the majority in interest of the Series E Purchasers, and the Series E Purchasers shall have a right to have such observer regardless of whether one or more Series E Purchaser otherwise has an Affiliate designated as a director. The Company shall send to each such Major Investor the notice of the time and place of such meeting in the same manner and at the same time as it shall send such

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notice to its directors or committee members, as the case may be. The Company shall also provide to each such Major Investor copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors or any committee thereof. Notwithstanding any provision of this Section 8(f), the Company shall have the right to exclude any such Major Investor or representative thereof from access to any meeting or portion thereof or any material if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect proprietary information or for other similar reasons.

9. Insurance. The Company shall at all times maintain for the benefit of its officers and directors liability insurance in scope and amount, and from an insurer, reasonably acceptable to the Major Investors holding a majority of the Shares held by all Major Investors.

10. Drag-Along Rights.

(a) If the Required Preferred Investors shall vote to enter into, or otherwise intend to enter into, or request that the Company enter into, an agreement that contemplates the sale of a majority of all of the Shares (on an as converted, as exercised basis) to any Person or group of Persons who are not affiliated with any of the Preferred Investors (including by way of merger of the Company with another entity resulting in any such Person or group of Persons owning more than fifty percent (50%) of the outstanding voting securities of the entity surviving such merger), then such Required Preferred Investors may require that each Investor sell its “pro rata portion” of the Shares owned by such Investor, to such Person or group of Persons at the same price per share and on the same terms and conditions as are applicable to the proposed sale by such Required Preferred Investors and/or vote such securities in favor of such a transaction, provided that the Investors shall not be required in connection with any such transaction to make any representation, warranty or covenant other than a representation as to the Investors’ power and authority to effect such sale and as to the Investors’ title to the securities to be sold by them. Each Investor hereby grants to each of the Company’s Chief Executive Officer, the Summit Non-Independent Directors and the Bain Non-Independent Directors, acting singly, an irrevocable proxy, coupled with an interest, to vote all Shares owned by such Investor and to take such other actions to the extent necessary to carry out the provisions of this Section 10 and Section 12 in the event of any breach by such Investor of its obligations hereunder or thereunder.

(b) In the event a majority of the Company’s Board of Directors and the holders of at least a majority of the shares of Common Stock (determined on an as converted, as exercised basis but without giving effect in the numerator or the denominator to any Shares owned by Bain), including at least a majority of the Shares owned by Summit (such approving stockholders referred to as the “Requisite Stockholders”), seek a sale of the Company to a third party, such Requisite Stockholders (or their representative) may deliver to Bain in writing a

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notice (the “Sale Notice”) specifying a price per share of Common Stock (on an as converted, as exercised basis) at which the Requisite Stockholders are willing to sell the Company for cash (the “Agreed Price”). Bain shall within forty-five (45) days of receiving the Sale Notice from the Requisite Holders irrevocably agree in writing (such agreement, the “Sale Election”) to either (i) purchase for cash all of the Shares not owned by Bain at the Agreed Price (to be consummated within ninety (90) days of the date of the Sale Election) or (ii) participate in a sale of the Company for cash (including voting its Shares in favor of such a transaction, if applicable) at a price per share of Common Stock (on an as converted, as exercised basis) that equals or exceeds the greater of (A) the Agreed Price or (B) $13.00 plus accrued but unpaid dividends per share of Series D-4 Preferred Stock, as appropriately adjusted for any stock splits, stock dividends or similar changes. Between the date on which Bain receives the Sale Notice and the later of the date on which Bain (y) purchases all of the Shares pursuant to clause (i) above or (z) agrees (or is deemed to agree) to participate in a sale pursuant to clause (ii) above, the Company and the Investors (I) will provide Bain and its representatives with such information regarding the business, assets, financial condition, income and prospects, and access to the sites, properties, books and records, of the Company as Bain may reasonably request, (II) will afford Bain and its representatives the opportunity to meet with management of the Company to discuss the business and affairs of the Company and (III) will otherwise cooperate in good faith with Bain in connection with the election by Bain under the immediately preceding sentence and, if applicable, the consummation of a purchase of all the Shares pursuant to clause (i) above and the arrangement of financing for such purchase (including participating in meetings, drafting sessions and due diligence sessions, furnishing to Bain and its financing sources such financial and other pertinent information regarding the Company as Bain may reasonably request, assisting Bain and its financing sources in the preparation of offering documents and materials for rating agency presentations, cooperating with the marketing efforts of Bain and its financing sources and providing and executing such documents, and taking such other actions, as Bain and its financing sources may reasonably request, in each case in connection with the financing for such purchase). If Bain shall fail to provide the Sale Election within forty-five (45) days after receipt by Bain of the Sale Notice, Bain shall be deemed to have agreed to participate in a sale pursuant to clause (ii). The terms of any such purchase under clause (i) shall contain no representations, warranties or covenants of the Company or the Investors except as to power and authority to enter into the transaction, capitalization and, in the case of the Investors if applicable, title of the securities to be sold by them. Bain’s agreement to participate in a sale of the Company pursuant to clause (ii) shall provide that definitive documentation with respect to such transaction shall be executed and delivered within six (6) months of receiving the Sale Notice from the Requisite Stockholders and that such transaction shall be closed within nine (9) months of receiving the Sale Notice from the Requisite Stockholders. Each Investor other than Bain shall also be required to sell all shares owned by it (aa) to Bain at the Agreed Price, in the event of a sale pursuant to clause (i) above, and (bb) to the

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third party in the transaction contemplated by clause (ii) above, in the event of a sale pursuant to clause (ii) above. Notwithstanding anything to the contrary in this Section 10(b), the Requisite Stockholders shall not have the right to deliver (or cause their representative to deliver) to Bain more than one (1) Sale Notice during any period of twelve (12) consecutive calendar months.

(c) In order to exercise the rights under Section 10(a), the Required Preferred Investors must give notice to the Investors not less than fifteen (15) business days prior to the proposed date upon which the contemplated transaction is to be effected. In addition, the Required Preferred Investors shall furnish to the Investors all such agreements, documents and instruments to be executed in connection with such transaction and shall afford the Investors a reasonable period of time (but in any event not less than ten (10) business days) within which to review such agreements, documents and instruments.

(d) To the extent that compliance with the drag-along obligations set forth in this Section 10 would result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code by First Plaza Group Trust because such compliance would result in a non-exempt sale or other transfer to a “party in interest” or “disqualified person” (within the meaning of ERISA and the Code, respectively) of First Plaza Group Trust, the drag-along obligations set forth in this Section 10 shall not apply to such proposed sale or other transfer by First Plaza Group Trust.

11. Sale of the Company.

(a) At any time on or after December 31, 2011, any Specified Investor may, at its option, give the Company a notice (each, a “Company Sale Notice”) to the effect that such Specified Investor desires to seek a sale of the Company. Upon receipt of any Company Sale Notice, the Company shall take all reasonable actions (including the engagement of an investment banker), and shall use its best efforts, to consummate a Company Sale Transaction as soon as practicable under the circumstances and in any event within six (6) months after receipt by the Company of such Company Sale Notice.

(b) To facilitate the consummation of a Company Sale Transaction pursuant to this Section 11, the Company shall cooperate with its investment banker in setting up an orderly sale process pursuant to which the investment banker shall market, and accept bids to purchase, the Company; provided that no such bid may be accepted from an Affiliate of any Specified Investor. Upon receipt by the Company’s investment banker of bids to purchase the Company, the Company and the Specified Investors shall review such bids with the Company’s investment banker, and each Specified Investor shall notify the Company and its investment banker as to which, if any such bid, such Specified Investor would like the Company to accept. If (i) any Specified Investor desires that the Company accept any bid and (ii) the other Specified Investor also desires that the Company accept such bid, then the Company shall accept such bid. If

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(A) any Specified Investor desires that the Company accept any bid and (B) the other Specified Investor desires that the Company not accept any bid, then the Company shall accept the bid specified by such Specified Investor pursuant to clause (A) of this sentence. If (1) any Specified Investor desires that the Company accept any bid and (2) the other Specified Investor desires that the Company accept any other bid, then the Company (y) shall cause its investment banker to determine which of the two bids specified by the Specified Investors pursuant to clauses (1) and (2) of this sentence is more favorable to the stockholders of the Company and (z) shall accept such bid. If neither Specified Investor desires that the Company accept any bid, then the Company shall not accept any bid.

(c) If, pursuant to the foregoing provisions of this Section 11, the Company accepts any bid, then:

(i) the Company shall, through its Board of Directors, recommend to each equity holder of the Company that such equity holder: (A) if necessary, approve, and vote in favor of, the Company Sale Transaction contemplated by such bid; (B) sell his, her or its equity interests in the Company pursuant to the Company Sale Transaction contemplated by such bid on the same terms and conditions as the Specified Investors are selling their respective equity interests in the Company pursuant to such Company Sale Transaction; provided, however, that the consideration received in such Company Sale Transaction shall be distributed among the equity holders of the Company in accordance with Section 3 of Article FOUR of the Charter; and (C) execute and deliver such documents, and take such other actions as may be reasonably necessary to effectuate the sale of the Company pursuant to the Company Sale Transaction contemplated by such bid; provided, however, that no equity holder of the Company shall be required to make any representation, warranty or covenant in connection with such Company Sale Transaction except for representations as to (1) such equity holder’s power and authority to effect such sale and (2) such equity holder’s title to the securities to be sold by such equity holder;

(ii) each Investor: (A) shall, if necessary, approve, and vote in favor of, the Company Sale Transaction contemplated by such bid; (B) sell his, her or its Shares pursuant to the Company Sale Transaction contemplated by such bid on the same terms and conditions as the Specified Investors are selling their respective Shares in the Company pursuant to such Company Sale Transaction; provided, however, that the consideration received in such Company Sale Transaction shall be distributed among the equity holders of the Company in accordance with Section 3 of Article FOUR of the Charter; and (C) execute and deliver such documents, and take such other actions as may be reasonably necessary to effectuate the sale of the Company pursuant to the Company Sale Transaction contemplated by such bid; provided, however, that no

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Investor shall be required to make any representation, warranty or covenant in connection with such Company Sale Transaction except for representations as to (1) such Investor’s power and authority to effect such sale and (2) such Investor’s title to the Shares to be sold by such Investor; and

(iii) each Specified Investor may give a Company Sale Notice to the Company on any number of occasions under this Section 11; provided, however, that in no event shall such Specified Investor give a Company Sale Notice to the Company more than once during any period of twelve (12) consecutive calendar months.

(d) Each Investor hereby grants to each of the Company’s Chief Executive Officer, the Summit Non-Independent Directors, the Bain Non-Independent Directors and the Specified Investors, acting singly, an irrevocable proxy, coupled with an interest, to vote all Shares owned by such Investor, and to take such other actions as may be necessary on behalf of such Investor, to carry out the provisions of this Section 11 and Section 12 in the event of any breach by such Investor of his, her or its obligations hereunder or thereunder.

(d) To the extent that compliance with the sale obligations set forth in this Section 11 would result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code by First Plaza Group Trust because such compliance would result in a non-exempt sale or other transfer to a “party in interest” or “disqualified person” (within the meaning of ERISA and the Code, respectively) of First Plaza Group Trust, the sale obligations set forth in this Section 11 shall not apply to such proposed sale or other transfer by First Plaza Group Trust.

12. Voting Agreement. Each Investor agrees that, prior to the termination of this Agreement in accordance with Section 15 hereof, at any meeting of the stockholders of the Company or in any action taken by the written consent of stockholders of the Company without a meeting, or in connection with any consent, approval, waiver or modification of this Agreement or the Registration Rights Agreement, or with respect to an election or right under the Charter, each Investor will vote the Shares held by it in accordance with the terms contained in this Agreement and for any action required in furtherance hereof. Prior to the termination of this Agreement, no Investor will enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with this Section 12.

13. Information Rights; Inspection Rights.

(a) The Company will furnish to each Major Investor the information set forth in this Section 13(a):

(i) Within ninety (90) days after the end of each fiscal year of

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the Company, a copy of the audited consolidated and consolidating balance sheet of the Company and its subsidiaries as at the end of such fiscal year, together with audited consolidated and consolidating statements of income, stockholders’ equity and cash flow of the Company and its subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail and accompanied by the unqualified report of a nationally recognized accounting firm, which firm shall be selected by the Board of Directors of the Company;

(ii) Within forty-five (45) days after the end of the calendar quarter ending March 31, 2009 and within thirty (30) days after the end of each calendar quarter thereafter, a letter from the management of the Company discussing, among other things, the revenues and operations of the Company and comparing the same to the budget for the same period;

(iii) Within thirty (30) days after the end of each month, the preliminary consolidated and consolidating income statements, balance sheets, and cash flow statements of the Company and its subsidiaries for such month, and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year (to the extent available) and the budget, all in reasonable detail;

(iv) A copy of the operating plan and budget for the next fiscal year of the Company as approved by the Board of Directors of the Company;

(v) Promptly upon receipt thereof, any written report, so called “management letter,” and any other reports submitted to the Company by its independent public accountants relating to the business, prospects or financial condition of the Company and its subsidiaries;

(vi) Promptly after the commencement thereof, notice of (A) all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company (or any subsidiary of the Company) which, if successful, would have a Material Adverse Effect; and (B) all material defaults by the Company (or any of its subsidiaries) (whether or not declared) under any agreement for money borrowed (unless waived or cured within applicable grace periods);

(vii) Promptly upon sending, making available, or filing the same, all reports and financial statements as the Company shall send or make available generally to the stockholders of the Company as such or to the Securities and Exchange Commission; and

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(viii) Such other information with regard to the business, properties or the condition or operations, financial or otherwise, of the Company as the Major Investors may from time to time reasonably request.

(b) At any reasonable time during normal business hours, the Company will, and will cause each of its subsidiaries to, permit (i) any Major Investor who continues to hold any shares of Series D Preferred Stock or Series E Preferred Stock, and (ii) any of the agents or representatives of such Major Investor, to examine and make copies of and extracts from the records and books of account of, and visit the properties of, the Company or any of its subsidiaries and to discuss the Company’s affairs, finances and accounts with any of its officers or directors; provided that any Major Investor exercising rights under this Section 13(b) shall (A) use all reasonable efforts to ensure that any such examination or visit results in a minimum of disruption to the operations of the Company and its subsidiaries and (B) shall agree in writing to keep any proprietary information of the Company disclosed to him, her or it in the course of such inspection confidential in a manner consistent with prudent business practices and treatment of such Major Investor’s own confidential information and to not use such proprietary information for any purpose in competition with the Company’s business. The rights granted under this Section 13(b) shall be in addition to any rights which any Major Investor may have under applicable law in its capacity as a stockholder of the Company.

14. Related Party Transactions. The Company will not enter into any transaction, or modify any existing relationship or transaction, with any officer or director of the Company or any subsidiary of the Company or holder of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or stockholders or members of their immediate families, unless the interest of such person is disclosed in advance to the Board of Directors, such transaction is on arm’s-length terms which are no less favorable to the Company or any subsidiary of the Company than those which could have been obtained from an unaffiliated third party, and such transaction is approved by a disinterested majority of the Board of Directors of the Company, which shall include the Summit Non-Independent Directors and the Bain Non-Independent Directors.

15. Term. Except as otherwise provided herein, this Agreement shall terminate on the earliest of (a) immediately prior to consummation of (i) the first Qualified Public Offering (as defined in the Charter) or (ii) the first firm commitment underwritten public offering pursuant to an effective registration statement on Form S-1 (or its then equivalent) under the Securities Act of 1933, as amended, (b) the consummation of a Liquidity Event (as defined in Article Four of the Charter) approved by the Required Preferred Investors, (c) the tenth anniversary of the date of this Agreement or (d) the date on which all Shares owned by the Preferred Investors and their transferees have been repurchased or redeemed by the Company.

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16. Failure to Deliver Shares. If any Investor becomes obligated to sell any Shares to another Investor under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, such other Investor may, at its option, in addition to all other remedies it may have, send to the defaulting Investor the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the defaulting Investor shall (a) cancel on its books the certificate or certificates representing the Shares to be sold, and (b) issue, in lieu thereof, in the name of such other Investor, a new certificate or certificates representing such Shares, and thereupon all of the defaulting Investor’s rights in and to such Shares shall terminate.

17. Specific Enforcement. Each Investor expressly agrees that the other Investors and the Company may be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Investor, the other Investors and the Company shall, in addition to all other remedies, each be entitled to apply for a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

18. Legend. Each certificate evidencing any of the Shares now owned or hereafter acquired by the Investors shall bear in addition to any other legends required by other agreements or by law a legend substantially as follows:

“Any sale, assignment, transfer or other disposition of the shares represented by this certificate is restricted by, and subject to, the terms and provisions of a certain Stockholders Agreement, as amended from time to time, by and among the Corporation and certain stockholders of the Corporation. A copy of said Stockholders Agreement is on file with the Secretary of the Corporation.”

19. Notices. Notices given hereunder shall be deemed to have been duly given on the date of personal delivery or on the date of postmark if mailed by certified or registered mail, return receipt requested, to the party being notified at his or its address specified on Exhibit A hereto or such other address as the addressee may subsequently notify the other parties of in writing.

20. Entire Agreement and Amendments. This Agreement, the Charter, the Registration Rights Agreement, and the Management Rights Letter Agreements constitute the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede any prior written or oral understanding among the Company and any other parties hereto with respect to the subject matter hereof and thereof, including, without limitation, the Original Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that the Required Preferred Investors may effect any such waiver, modification, amendment or termination on behalf of all of the Investors; provided, that, any such waiver, modification, amendment or termination does not adversely affect any Investor in a manner different from the effect upon the Required Preferred Investors approving such amendment, waiver, modification or

24

termination. Each of the Investors represents that he, she or it is not a party to any other agreement which would prevent him, her or it from performing his, her or its obligations hereunder. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

21. Governing Law; Successors and Assigns. This Agreement shall be governed by the internal laws of the State of Delaware (or the laws of such other state in which the Company is then incorporated) without giving effect to the conflicts of laws principles thereof and, except as otherwise provided herein, shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

22. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

23. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

24. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25. Shares Owned by Affiliates. For the purposes of applying all provisions of this Agreement which condition the receipt of information or access to information or exercise of any rights upon ownership of a specified number or percentage of shares, the shares owned of record by any Affiliate of an Investor shall be deemed to be owned by such Investor.

26. Additional Parties. Any additional Persons who shall execute an Instrument of Accession substantially in the form attached hereto as Exhibit B, by virtue of the execution of such Instrument of Accession, shall be deemed an Investor hereunder and thereupon Exhibit A attached hereto shall be automatically amended without further action on the part of any of the parties hereto to reflect that such Person is to be considered an Investor hereunder.

27. Original Agreement. Effective and contingent upon execution of this Agreement by the Company, the Series E Purchasers and the Required Preferred Investors under the Original Agreement, the Original Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company and the Investors agree to be bound by the provisions hereof as the agreement of the Company and the Investors with respect to the matters set forth herein. Upon execution of this Agreement, no Investor shall have any rights under the Original Agreement and the Original Agreement shall have no further force and effect. As used herein, the phrase “date of this Agreement” shall mean April 1, 2009.

25

IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

COMPANY:

FLEETCOR TECHNOLOGIES, INC.

By:	/s/ Ronald F. Clarke
Name:	Ronald F. Clarke
Title:	Chief Executive Officer

Address:	655 Engineering Drive
Suite 300
Norcross, GA 30092
U.S.A
Attn: Chief Executive Officer

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

INVESTORS:

The signatures below represent the Investors that constitute at least the “Required Preferred Investors” under the Original Agreement necessary to amend and restate the Original Agreement and the lack of a signature with respect to any other Investor shall not affect the effectiveness of this Agreement.

WM. B. REILY & COMPANY, INC.

By:	/s/ C. James McCarthy III
Name:	C. James McCarthy III
Title:	President

Address:	640 Magazine Street
New Orleans, LA 70130
USA
Attn: Wm. Boatner Reily III

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

CHESTNUT HILL FUEL, LLC

By:
Name:
Title:

Address:	60 William Street
Suite 230
Wellesley, MA 02481
USA
Attn: Demos Kouvaris

RICHARD A. SMITH AND NANCY LURIE MARKS, AS TRUSTEES OF THE TRUST UNDER THE WILL OF PHILIP SMITH FBO RICHARD A. SMITH

By:
Name:	Richard A. Smith, solely in his capacity as Trustee and not individually

By:
Name:	Nancy Lurie Marks, solely in her capacity as Trustee and not individually

Address:	c/o Chestnut Hill Ventures, LLC
60 William Street
Suite 230
Wellesley, MA 02481
USA
Attn: Demos Kouvaris

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

ADVANTAGE CAPITAL PARTNERS V LIMITED PARTNERSHIP

By:	Advantage Capital Advisors, L.L.C.,
its general partner

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:	President

Address:	LL&E Tower
909 Poydras Street
Suite 2230
New Orleans, LA 70112
USA
Attn: Steven T. Stull

ADVANTAGE CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:	Advantage Capital NOLA VI, LLC,
its general partner

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:	President

Address:	LL&E Tower
909 Poydras Street
Suite 2230
New Orleans, LA 70112
USA
Attn: Steven T. Stull

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

ADVANTAGE CAPITAL PARTNERS VIII LIMITED PARTNERSHIP

By:	Advantage Capital NOLA VIII, LLC,
its general partner

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:

Address:	LL&E Tower
909 Poydras Street
Suite 2230
New Orleans, LA 70112
USA
Attn: Steven T. Stull

ADVANTAGE CAPITAL PARTNERS X LIMITED PARTNERSHIP

By:	Advantage Capital NOLA X, LLC,
its general partner

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:

Address:	LL&E Tower
909 Poydras Street
Suite 2230
New Orleans, LA 70112
USA
Attn: Steven T. Stull

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

ADVANTAGE CAPITAL FINANCIAL COMPANY, LLC

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:	President

Address:	LL&E Tower
909 Poydras Street
Suite 2230
New Orleans, LA 70112
USA
Attn: Steven T. Stull

ADVANTAGE CAPITAL MANAGEMENT FUND, LLC

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:	President

Address:	LL&E Tower
909 Poydras Street
Suite 2230
New Orleans, LA 70112
USA
Attn: Steven T. Stull

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

SUMMIT VI ADVISORS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner

By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

SUMMIT VI ENTREPRENEURS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner

By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

SUMMIT VENTURES VI-A, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner

By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

SUMMIT VENTURES VI-B, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner

By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

SUMMIT INVESTORS VI, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner

By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

SUMMIT SUBORDINATED DEBT FUND II, L.P.

By:	Summit Partners SD II, LLC
Its General Partner

By:	Stamps, Woodsum & Co. IV
Its Managing Member

By:	/s/ John Carroll
General Partner

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.

By:	Summit Partners PE VII, L.P.
Its General Partner
By:	Summit Partners PE VII, LLC
Its General Partner

By:	/s/ John Carroll
Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.

By:	Summit Partners PE VII, L.P.
Its General Partner
By:	Summit Partners PE VII, LLC
Its General Partner

By:	/s/ John Carroll
Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

SUMMIT INVESTORS I, LLC

By:	Summit Investors Management, LLC
Its Manager
By:	Summit Partners, L.P.
Its Manager
By:	Summit Master Company, LLC
Its General Partner

By:	/s/ John Carroll
Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

SUMMIT INVESTORS I (UK), L.P.

By:	Summit Investors Management, LLC
Its General Partner
By:	Summit Partners, L.P.
Its Manager
By:	Summit Master Company, LLC
Its General Partner

By:	/s/ John Carroll
Member

Address:	c/o Summit Partners
222 Berkeley Street
18th Floor
Boston, MA 02116
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

NAUTIC PARTNERS V, L.P.

By:	Nautic Management V, L.P.
Its General Partner

By:	/s/ Habib Y. Gorgi
Name:	Habib Y. Gorgi
Title:	Managing Director

Address:	50 Kennedy Plaza
12th Floor
Providence, RI 02903
USA
Attn: Habib Y. Gorgi

KENNEDY PLAZA PARTNERS III, LLC

By:	Nautic Management V, L.P.
Its:	Manager

By:	/s/ Habib Y. Gorgi
Name:	Habib Y. Gorgi
Title:	Managing Director

Address:	50 Kennedy Plaza
12th Floor
Providence, RI 02903
USA
Attn: Habib Y. Gorgi

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

PERFORMANCE DIRECT INVESTMENTS II, L.P.
By:	Performance Direct Investors II GP, LLC, its general partner
By:	Performance Equity Management, LLC, its manager

/s/ Marcia Haydel
By:	Marcia Haydel
Its:	Managing Director

Address:	c/o Performance Equity Management, LLC
2 Pickwick Plaza
Suite 310
Greenwich, CT 06830-5424
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI-127 *

/s/ Edward J. Petrow
By:	Edward J. Petro
Its:	Vice President

Address:	JP Morgan Chase Bank
Private Equity Fund Services
1 Chase Manhattan Plaza 17th Fl.
New York, NY 10005-1401
USA

*	The Company acknowledges and agrees that in the event of any claim whatsoever or howsoever made by the Company against (i) First Plaza Group Trust (“FPGT”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-127 or (ii) JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“FPGT Trustee”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-127, the Company’s recourse shall be limited and attributable solely to the assets of pool PMI-127 and upon exhaustion of such assets, the Company shall have no further recourse against FPGT or FPGT Trustee. Furthermore, the Company acknowledges and agrees that any and all benefits accruing to FPGT in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-127 shall inure solely to pool PMI-127 and not to FPGT generally.

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI-128 *

/s/ Edward J. Petrow
By:	Edward J. Petrow
Its:	Vice President

Address:	JP Morgan Chase Bank
Private Equity Fund Services
1 Chase Manhattan Plaza 17th Fl.
New York, NY 10005-1401
USA

*	The Company acknowledges and agrees that in the event of any claim whatsoever or howsoever made by the Company against (i) First Plaza Group Trust (“FPGT”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-128 or (ii) JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“FPGT Trustee”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-128, the Company’s recourse shall be limited and attributable solely to the assets of pool PMI-128 and upon exhaustion of such assets, the Company shall have no further recourse against FPGT or FPGT Trustee. Furthermore, the Company acknowledges and agrees that any and all benefits accruing to FPGT in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-128 shall inure solely to pool PMI-128 and not to FPGT generally.

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI-129 *

/s/ Edward J. Petrow
By:	Edward J. Petrow
Its:	Vice President

Address:	JP Morgan Chase Bank
Private Equity Fund Services
1 Chase Manhattan Plaza 17th Fl.
New York, NY 10005-1401
USA

*	The Company acknowledges and agrees that in the event of any claim whatsoever or howsoever made by the Company against (i) First Plaza Group Trust (“FPGT”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-129 or (ii) JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“FPGT Trustee”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-129, the Company’s recourse shall be limited and attributable solely to the assets of pool PMI-129 and upon exhaustion of such assets, the Company shall have no further recourse against FPGT or FPGT Trustee. Furthermore, the Company acknowledges and agrees that any and all benefits accruing to FPGT in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-129 shall inure solely to pool PMI-129 and not to FPGT generally.

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI-130 *

/s/ Edward J. Petrow
By:	Edward J. Petrow
Its:	Vice President

Address:	JP Morgan Chase Bank
Private Equity Fund Services
1 Chase Manhattan Plaza 17th Fl.
New York, NY 10005-1401
USA

*	The Company acknowledges and agrees that in the event of any claim whatsoever or howsoever made by the Company against (i) First Plaza Group Trust (“FPGT”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-130 or (ii) JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“FPGT Trustee”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-130, the Company’s recourse shall be limited and attributable solely to the assets of pool PMI-130 and upon exhaustion of such assets, the Company shall have no further recourse against FPGT or FPGT Trustee. Furthermore, the Company acknowledges and agrees that any and all benefits accruing to FPGT in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-130 shall inure solely to pool PMI-130 and not to FPGT generally.

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

BAIN CAPITAL FUND VIII, LLC

By:	Bain Capital Fund VIII, L.P.,
Its sole member

By:	Bain Capital Partners VIII, L.P.,
Its general partner

By:	Bain Capital Investors, LLC,
Its general partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

Address:	c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199
USA

BCIP ASSOCIATES III, LLC

By:	BCIP Associates III,
Its manager

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

Address:	c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

BCIP T ASSOCIATES III, LLC

By:	BCIP Trust Associates III,
Its manager

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

Address:	c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199
USA

BCIP ASSOCIATES III-B, LLC

By:	BCIP Associates III-B,
Its manager

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

Address:	c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

BCIP T ASSOCIATES III-B, LLC

By:	BCIP Trust Associates III-B
Its manager

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

Address:	c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199
USA

BCIP ASSOCIATES – G

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

Address:	c/o Bain Capital, LLC
111 Huntington Avenue
Boston, MA 02199
USA

RGIP, LLC

By:	/s/ R. Newcomb Stillwell
Name:	R. Newcomb Stillwell
Title:	Managing Member

Address:	c/o Ropes & Gray, LLP
1 International Place
Boston, MA 02110
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

/s/ Peter Vallis
Peter Vallis

Address:	Fairfields
Shendish
Hemel Hempstead
Herts
HP3 OXA
United Kingdom

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

ADVENT PARTNERS III LIMITED PARTNERSHIP

By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

Address:	c/o Advent International Corporation
75 State Street
2nd Floor
Boston, MA 02109
USA

ADVENT CENTRAL & EASTERN EUROPE III LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General
Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

Address:	c/o Advent International Corporation
75 State Street
2nd Floor
Boston, MA 02109
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

ADVENT CENTRAL & EASTERN EUROPE III-A LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General
Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

Address:	c/o Advent International Corporation
75 State Street
2nd Floor
Boston, MA 02109
USA

ADVENT CENTRAL & EASTERN EUROPE III-B LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General
Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

Address:	c/o Advent International Corporation
75 State Street
2nd Floor
Boston, MA 02109
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

ADVENT CENTRAL & EASTERN EUROPE III-C LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General
Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

Address:	c/o Advent International Corporation
75 State Street
2nd Floor
Boston, MA 02109
USA

ADVENT CENTRAL & EASTERN EUROPE III-D LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General
Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

Address:	c/o Advent International Corporation
75 State Street
2nd Floor
Boston, MA 02109
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

ADVENT CENTRAL & EASTERN EUROPE III-E LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General
Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

Address:	c/o Advent International Corporation
75 State Street
2nd Floor
Boston, MA 02109
USA

ADVENT PARTNERS ACEE III LIMITED PARTNERSHIP

By:	Advent International Corporation, General
Partner

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

Address:	c/o Advent International Corporation
75 State Street
2nd Floor
Boston, MA 02109
USA

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

HARBOURVEST PARTNERS VIII-BUYOUT FUND L.P.

By:	HarbourVest VIII-Buyout Associates L.P.
Its General Partner
By:	HarbourVest VIII-Buyout Associates LLC
Its General Partner
By:	HarbourVest Partners, LLC
Its Managing Member

By:	/s/ Robert M. Wadsworth

Address:	c/o HarbourVest Partners,
LLC
One Financial Center
44th Floor
Boston, MA 02111
Attn: Robert M. Wadsworth

HARBOURVEST PARTNERS 2007 DIRECT FUND L.P.

By:	HarbourVest 2007 Direct Associates L.P.
Its General Partner
By:	HarbourVest 2007 Direct Associates LLC
Its General Partner
By:	HarbourVest Partners, LLC
Its Managing Member

By:	/s/ Robert M. Wadsworth

Address:	c/o HarbourVest Partners, LLC
One Financial Center
44th Floor
Boston, MA 02111
Attn: Robert M. Wadsworth

[Signature Page to the Sixth Amended and Restated Stockholders Agreement]

Schedule I

Outstanding options under Amended and Restated Stock Incentive Plan (3,333,765 shares)

Available but unissued options under Amended and Restated Incentive Plan (90,252 shares)

EXHIBIT A

Name of Holder	Number of Shares of Common Stock	Number of Shares of Series D Preferred Stock	Number of Shares of Series E Preferred Stock

Common Investors:

Ronald F. Clarke *	873,077	101,923	—

Scott Ruoff *	50,519	19,231	—

Steven Smith *	42,269	19,231	—

Steve Harned *	31,250	—	—

Thomas Griffith	59,635	9,615	—

William Schmit *	58,197	9,615	—

Robert Brandes *	31,875	—	—

Eric Dey *	79,219	—	—

Mark Lavin *	44,250	—	—

Ken Greenway *	48,000	—	—

Benton Routh *	25,000	—	—

Charles Freund *	40,000	—	—

Don Trosclair *	6,250	—	—

Morris Kagan *	2,750	—	—

Alice Hafkey *	10,625	—	—

Elliott Watts *	4,000	—	—

Robert Slauterbeck and Diana L. Slauterbeck *	875	—	—

Patrick Sharkey *	625	—	—

Daniel Moos	—	15,385	—

Bob Phillips	93,667	—	—

Patricia Phillips	93,666	—	—

Chris Welsh	55,600	—	—

Michelle Baker	6,250	—	—

Rich McCloskey	5,500	—	—

John Mittleman	1,000	—	—

David Mauldin	6,250	—	—

Frank Mann	6,250	—	—

Scott Jernigan	2,500	—	—

Stuart Cannes	5,000	—	—

John Scargle	5,000	—	—

Cheryl Woodall	11,250	—	—

Matthew Finn and Michael Ann Finn	6,500	—	—

Julia Thompson	2,000	—	—

Andrew Buletko and Lisa J. Buletko	1,250	—	—

Susan Miller	2,500	—	—

Celia Skinner	2,000	—	—

Patrick Sharkey	625	—	—

Drago Dzerve and Jaime Dzerve	10,000	—	—

Kara Mia Wray	1,300	—	—

Wade Myers	4,250	—	—

Shad and Katharine Gates	2,100	—	—

Glenn Marschel	100,500	—	—

Mark Johnson	80,500	—	—

Addario Family Limited Partnership	50,000	—	—

Texas Fleet Fuel, Ltd.	11,228	—	—

Barney Holland Oil Company	11,817	—	—

Guttman Oil Company	2,387	—	—

Name of Holder	Number of Shares of Common Stock	Number of Shares of Series D Preferred Stock	Number of Shares of Series E Preferred Stock

Preferred Investors:

Chestnut Hill Fuel, Inc.	3,263,742	477,625	—

Richard A. Smith and Nancy Lurie Marks, as trustees of the trust under the will of Philip Smith fbo Richard A. Smith	—	250,000	—

Wm. B. Reily & Company, Inc.	1,313,555	683,482	100,000

Summit VI Advisors Fund, L.P.	88,644	48,600	—

Summit VI Entrepreneurs Fund, L.P.	136,098	74,618	—

Summit Ventures VI-A, L.P.	4,262,297	2,336,867	—

Summit Ventures VI-B, L.P.	1,777,548	974,567	—

Summit Investors VI, L.P.	35,938	19,196	—

Summit Subordinated Debt Fund II, L.P.	145,654	—	25,208

Summit Partners Private Equity Fund VII-A, L.P.	—	—	1,050,424

Summit Partners Private Equity Fund VII-B, L.P.	—	—	630,901

Summit Investors I, LLC	—	—	6,044

Summit Investors I (UK), L.P.	—	—	634

Summit Investors VI, L.P.	—	—	122

Advantage Capital Partners V Limited Partnership	—	144,674	—

Advantage Capital Partners VI Limited Partnership	—	472,931	28,498

Advantage Capital Partners VIII Limited Partnership	—	112,441	—

Advantage Capital Partners X Limited Partnership	—	95,784	36,667

Advantage Capital Management Fund, LLC	—	—	41,668

Advantage Capital Financial Company, LLC	—	—	26,500

Bain Capital Fund VIII, LLC	—	5,483,599	—

BCIP Associates III, LLC	—	126,025	—

BCIP T Associates III, LLC	—	59,077	—

BCIP Associates III-B, LLC		9,951

BCIP T Associates III-B, LLC	—	31,429	—

BCIP Associates - G	—	1,458	—

RGIP, LLC	—	57,692	—

Peter Vallis	—	575,854	76,667

Advent Partners III Limited Partnership	—	2,285	265

Advent Central & Eastern Europe III Limited Partnership	—	737,955	98,744

Advent Central & Eastern Europe III - A Limited Partnership	—	565,758	75,754

Advent Central & Eastern Europe III - B Limited Partnership	—	80,481	10,762

Advent Central & Eastern Europe III - C Limited Partnership	—	109,450	14,619

Advent Central & Eastern Europe III - D Limited Partnership	—	166,085	22,192

Advent Central & Eastern Europe III - E Limited Partnership	—	139,321	18,606

Advent Partners ACEE III Limited Partnership	—	17,861	2,391

Nautic Partners V, L.P.	—	—	266,400

Kennedy Plaza Partners III, LLC	—	—	267

Performance Direct Investments II, L.P. Management, LLC	—	—	277,174

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI-127	—	—	176,911

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI-128	—	—	39,307

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI-129	—	—	31,219

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI-130	—	—	8,723

HarbourVest Partners VIII-Buyout Fund L.P.	—	—	166,667

HarbourVest Partners 2007 Direct Fund L.P.	—	—	166,666

*Send to:	c/o FleetCor Technologies, Inc.
655 Engineering Drive, Suite 300
Norcross, GA 30092

EXHIBIT B

FLEETCOR TECHNOLOGIES, INC.

INSTRUMENT OF ACCESSION

The undersigned,                     , as a condition precedent to becoming the owner or holder of record of                      (            ) shares of the              Stock, par value $0.001 per share, of FleetCor Technologies Inc., a Delaware corporation (the “Company”), hereby agrees to become a party to and bound by that certain Sixth Amended and Restated Stockholders Agreement, dated as of April 1, 2009, as amended and in effect (the “Stockholders Agreement”) by and among the Company and certain stockholders of the Company and agrees to be treated as an “             Investor” for purposes of such Stockholders Agreement. This Instrument of Accession shall take effect and shall become an integral part of the such Stockholders Agreement immediately upon execution and delivery to the Company of this Instrument of Accession.

IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Delaware, as of the date below written.

Signature:

(Print Name)

Address:

Date:

Accepted:

FLEETCOR TECHNOLOGIES, INC.

By:

Name:
Title:

Date: